FEBRUARY 28, 2025
SUPPLEMENT TO
THE HARTFORD MIDCAP VALUE FUND SUMMARY PROSPECTUS
DATED FEBRUARY 28, 2025
IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY FOR THE HARTFORD MIDCAP VALUE FUND
This Supplement contains new and additional information and should be read in connection with your Summary Prospectus.
The Board of Directors of The Hartford Mutual Funds, Inc. has approved a change to the non-fundamental 80% investment policy (“Investment Policy”) for The Hartford MidCap Value Fund in connection with amendments to Rule 35d-1 under the Investment Company Act of 1940, as amended (“Names Rule”). The change to the Investment Policy will become effective upon the compliance date of the Names Rule, which is currently December 11, 2025 (this date may be delayed in the event that the U.S. Securities and Exchange Commission grants an extension). The change to the Investment Policy is not expected to materially impact the manner in which The Hartford MidCap Value Fund is managed. The Hartford MidCap Value Fund’s Investment Policy related to investing at least 80% of its assets in mid-capitalization companies will change to the following: “Under normal circumstances, the Fund invests at least 80% of its assets in securities of mid-capitalization value companies.” Accordingly, effective upon the compliance date of the Names Rule, under the heading “Principal Investment Strategy” in the above referenced Summary Prospectus, the first paragraph is deleted in its entirety and replaced with the following:
Under normal circumstances, the Fund invests at least 80% of its assets in securities of mid-capitalization value companies. The Fund’s sub-adviser, Wellington Management Company LLP (“Wellington Management”), determines whether a company is a value company based on traditional and other measures of value, such as whether the company is included within a third-party value index (e.g. the MSCI ACWI IMI Value Index) and/or whether the company exhibits value characteristics based on certain metrics, such as how the company’s price-to book (P/B) ratio and/or price-to-earnings (P/E) ratio compares to the Russell Midcap Index. A company may be determined to be a value company under any of these factors. Wellington Management employs a contrarian approach to stock selection. The approach uses extensive research to seek to identify companies whose fundamentals are not adequately reflected in the market price of their securities.
This Supplement should be retained with your Summary Prospectus for future reference.
HV-7716
February 2025